Apex Mid Cap Growth Fund
                        c/o Bhirud Funds Inc.
                        1266 EAST MAIN STREET
                     STAMFORD, CONNECTICUT 06902
                     TELEPHONE:  (877) 593-8637

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                             PROSPECTUS
                          DECEMBER 15,1999
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A mutual fund whose investment objective is to seek growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




TABLE OF CONTENTS

Page                                 Page

2    Risk/Return Summary:            7    Distribution Arrangements
     Investments, Risks and
     Performance
5    Investment Objectives,          8    Shareholder Information
     Principal Investment
     Strategies and Related Risks
7    Management Organization and
     Capital Structure

I.   RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives
The Fund seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
The Fund's investment philosophy is to invest at least 65% of its assets, in the equity securities of companies which management believes, based on fundamental research, have growth potential for revenues and earnings as well as multiple expansion. Our fundamental research includes analysis of recent earnings reports along with various news releases by the company.

The Fund intends to achieve its investment objectives by investing primarily in a diversified portfolio of domestic common stock.

Under normal circumstances, the fund will invest at least 65% of total assets in common stocks of companies with medium market capitalizations (companies with market capitalization ranging from $150 million to $50 billion and those with market capitalizations similar to companies in the S&P MidCap 400).

Principal Risks
As with all equity investments, it is possible to lose money by investing in the Fund.

Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements.

The value of the Fund's shares and the securities held by the Fund can each decline in value.

This Fund is intended for investors who seek long-term capital growth and are willing to tolerate short-term fluctuations in price in order to achieve this objective.

Risk / Return Bar Chart
The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the average annual returns of the Fund over the last six calendar years. The table shows how the average annual returns for the last one and five years and since inception compare with that of the S&P 500 Index and S&P MidCap 400 Index. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future.


[Graph]


(1)  As of September 30,1999, the Fund had a year to date return of 26.89%

(2) The Fund's highest quarterly return was 26.07 for the quarter ended March 31,1999; the lowest quarterly return was -14.63% for the quarter ended December 31,1996.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Sales loads are not reflected in the above chart. If sales loads were reflected, the fund's returns would be less then those shown.

Average Annual Total Returns - For the periods ended July 31,1999


                          Apex Mid    S&P 500    S&P
                          Cap Growth  Index      MidCap
                          Fund                   400
                                                 Index

  One Year                31.36%      18.56%     17.84%
  Five Year               2.11%       23.73%     19.12%
  Average Annual Total    1.56%       18.25%     15.55%
  Returns
   since Inception
  (December 23, 1992)
FEES AND EXPENSES

Shareholder Fees (Fees paid directly your investment)

Maximum Sales Charge (Load) imposed
on purchases (as percentage of offering price)     5.75%*

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

  Management Fees                         1.00%**
  Distribution and Service                0.24%
  (12b-1) Fees
  Other Expenses                          2.22%
  Administration Fees           0.20%***
                                          -------
  Total Annual Fund Operating             3.46%
  Expenses


Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other equity funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year    3 Year    5 Year    10 Year

     $400      $1,137    $1,949    $4,364

______________________
* The sales load is one-time charge paid at the time of purchase of shares, and is varies depending on the amount you invest at a time. For detail refer sales load table shown under section Purchase of Shares.

** The advisor has voluntarily waived the management fee for the most recent fiscal year.
*** The administrator has voluntarily waived the administration fee for the most recent fiscal year.

II   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
The Fund is a diversified management investment company whose investment objective is to seek growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective.

The Fund's investment objective of growth of capital is fundamental and may only be changed upon the approval of those holders with a majority of the outstanding shares of the Fund that would be affected by such a change.

Principal Investment Strategies
The Fund seeks long-term growth of capital by investing primarily in common stocks of companies with medium market capitalizations. The fund normally invests at least 65% of the fund's total assets in these securities.

Medium market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 at the time of the fund's investment. The Fund also uses a broader definition of medium- capitalization companies, which includes companies with market capitalization ranging from $150 million to $50 billion. However, under normal circumstances the Fund does not invest in companies with capitalization of $10 billion or more. Companies whose capitalization no longer meets this definition after purchase continue to be considered medium-capitalized for purposes of the 65% policy. As of July 30, 1999, the S&P MidCap 400 included companies with capitalizations between $272 million and $10.3 billion. The size of the companies in the S&P MidCap 400 changes with market conditions and the composition of the index.

Defensive Position
The Fund may temporarily take a defensive position and invest in securities that are inconsistent with its principal investment strategies when the Manager determines that adverse market, economic, political, or various other conditions warrant such a position. Pursuant to this policy, the Fund may invest temporarily without limit in investment grade debt securities, preferred stocks or money market instruments. As a result of taking such a temporary defensive position, the Fund may not achieve its investment objectives.

The Fund will not necessarily dispose of a security that falls below investment grade unless the Manager determines that the security is inconsistent with the Fund's investment objectives.

Money market instruments purchased for this purpose include U.S. Government obligations, high quality commercial paper and certificates of deposit and bankers' acceptances issued by domestic banks having more than $1 billion in total assets.

Buy/Sell Decisions
Critical factors which will be considered in the selection of securities include
(i) the potential for future growth in revenues and earnings as well as the values of individual securities relative to the other investment alternatives,
(ii) the potential of new product, as well as, the potential for the company to be taken over, and management capability and practices, and (iii) the economic and political outlook.

Disposal of a security will be based upon many factors, they include (i) increases in the price level of the security or of securities which the Fund believes reflect earnings growth too far in advance, (ii) changes in the relative opportunities offered by various securities and (iii) actual or potential deterioration of the issuer's earning power which the Fund believes may adversely affect the price of its securities. The Advisor will also rely upon computer models developed by himself for stock selection.

Portfolio Turnover
Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objectives. Portfolio turnover may involve the payment by the Portfolio of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Portfolio, which will increase the Portfolio's total operating expenses. Also, a higher turnover rate may be more likely to generate capital gains that must be distributed to shareholders as income subjected to taxes. The Portfolio turnover rate for the fiscal year ended July 31, 1999 was 405%.

Risks
Equity Risk: Risks inherent in an investment in common stocks include those associated with the right to receive payments from the issuer of the common stock. Holders of common stocks have a right to receive dividends only when declared by the issuer's board of directors. Moreover, common stocks do not represent an obligation of the issuer. Therefore, common stocks do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which can adversely affect the ability of the issuer to pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.

Common stocks are also especially susceptible to general stock market movements and to volatile changes in value as market confidence, and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the Fund's shares and the securities held by the Fund can each decline in value and the loss of money is a risk of investing in the Fund.

Mid - Cap Stock Risk: Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements. However they tend to involve less risk than stocks of small capitalization companies.

Additional Investment Strategies and Risks

Futures and Options Risk: The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below.

Futures Contracts: Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options: The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security), or instrument, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

The risks associated with the Funds' use of futures and options contracts include:

     The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures and options contracts.

     There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

     Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out their futures or options contracts at a time which is advantageous.

     Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Year 2000 Risk: As the Year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Manager is in the process of working with the Fund's service providers to prepare for the Year 2000. Based on information currently available, the Manager does not expect that the Fund will incur material costs to be Year 2000 compliant. Although the Manager does not anticipate that the Year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the Year 2000 will be sufficient to avoid an adverse impact on the Fund. The Year 2000 problem may also adversely affect issuers of the securities contained in the Fund, to varying degrees based upon various factors, and thus may have a corresponding adverse effect on the Fund's performance. The Manager is unable to predict what effect, if any, the Year 2000 problem will have on such issuers.

III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund's investment advisor is Bhirud Associates, Inc. (the "Manager"). The Manager's principal business office is located at 1266 E. Main Street, Stamford, CT 06902. As of July 31,1999, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $19 Million. The Manager has been an investment adviser since 1991.

Suresh L. Bhirud is responsible for the day-to-day investment management of the Fund.
Mr. Bhirud has been President of the Advisor since 1991. He was Senior Vice President, Chief Investment Strategist and Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., from 1990 to 1991. Mr. Bhirud was the Managing Director, Chief Investment Strategist and Chairman of the Investment Policy Committee of Oppenheimer & Co. from 1987 to 1990. Mr. Bhirud was also the Chief Investment Strategist (1982 to 1987), and held other various positions involving quantitative market analysis (1972 to 1981), for The First Boston Corporation. The Fund's Annual Report contains additional information regarding the Portfolio's performance and will be provided without charge, upon request.

Investors are advised that the Fund was organized in 1992 and is the first and only mutual fund managed by the Advisor. In addition, the Advisor's computer models, used in connection with the management of the Fund's portfolio, were developed in 1991 and are, therefore, unseasoned. Furthermore, the S&P MidCap 400 Index, which was introduced by Standard & Poor's in 1991, is also relatively new.

The Advisor, a New York Corporation, was formed on June 20, 1991. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940.
In addition to serving the Portfolio, as of July 31, 1999, the Advisor serves as an advisor to high net worth individuals with total assets aggregating approximately $19.0 million under management as of July 31, 1999. The Portfolio is the only investment company advisory client of the Advisor. Mr. Bhirud may be deemed a "controlling person" of the Advisor on the basis of his ownership of stock of the Advisor. The Advisor relies to a considerable extent on the expertise of Mr. Bhirud who may be difficult to replace in the event of his death, disability or resignation. The Advisor's address is the same as the Fund as shown on the cover of this Prospectus.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment management Contract, the Fund pays the manager a fee equal to 1.0% per annum of the Portfolio's average net assets up to $250 million; .75% of the average net assets between $250 million and $500 million; and .65% of the average net assets over $500 million for managing the Fund's investment portfolio and performing related services. For the fiscal year ended July 31, 1999 the Manager has waived the management fee.

Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .20% per annum of the Fund's average daily net assets. For the fiscal year ended July 31, 1999 the Manager has waived Administrative Service fee.

The Manager, at its discretion, may voluntarily waive any or all of the Investment Management Fee and the Administrative Services Fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

IV.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
The Fund pays fees in connection with the distribution of shares and for services provided to its shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Distribution Agreement and the Fund and the Distributor have entered into the Shareholder Servicing Agreement. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Portfolio a fee equal to .25% per annum of the Portfolio's average daily net assets (the "Shareholder Servicing Fee").

The Investment Management Contract includes provisions allowing the Manager to defray the cost of, or compensate other persons, including banks, broker-dealers and other organizations whose customers or clients are Fund stockholders ("Intermediaries"), for performing stockholder, administrative and accounting services to the Fund. Under the Investment Management Contract, the Manager may also compensate the foregoing persons and organizations for providing assistance in distributing the Fund's shares. The Manager is not subject to any percentage limitation with respect to the amounts it may expend for the activities described in this paragraph.

Under the Plan, the Fund may pay the costs of printing and distributing the Fund's prospectus to prospective investors and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The payments made by the Fund for the expenses referred to in this paragraph will not exceed in any year .05% of the Fund's average daily net assets for the year.

V.   SHAREHOLDER INFORMATION

On a continuing basis the Fund sells shares at net asset value plus a sales load, and redeems its shares at their net asset value. All transactions in Fund shares are effected through the Fund's transfer agent who accepts orders for purchases and redemption's from Participating Organizations and from investors directly.

Pricing of Shares
The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (e.g. national holidays). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets of the Fund are valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Shares are issued as of the first determination of the Fund's net asset value per share made after receipt of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time. Fund shares begin accruing income on the day after the shares are issued to an investor.

Purchase of Shares
Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organization. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly.

The minimum initial investment in the Fund is (i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000; (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations and (iii) $1,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100; except that the minimum initial investment for an Individual Retirement Account is $250.

Each shareholder, except certain shareholders who invest through accounts at Participating Organizations ("Participant Investors"), will receive from the Fund a personalized quarterly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

The price paid for shares of the Portfolio is the public offering price, that is, the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor.

Sales loads are determined in accordance with the following sales load schedule:

 AMOUNT OF PURCHASE      DEALER        SALES CHARGE DISCOUNT AS
                         SALES LOAD    AS % OF NET  % OF
                                       AMOUNT       OFFERING
                                       INVESTED     PRICE

 Less than $50,000       5.75%         6.10%        5.25%
 $50,000 up to $99,999   5.25%         5.54%        4.75%
 $100,000 up to $249,999 4.50%         4.71%        4.00%
 $250,000 up to $499,999 3.00%         3.09%        2.50%
 $500,000 up to $999,999 2.00%         2.04%        1.50%
 $1,000,000 or more      0.00%         0.00%        0.00%


The Distributor reserves the right to change the dealer's concession from time to time.

Investments Through Participating Organizations
Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them directly from the Fund.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 4:00 p.m., New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Shares
Investors who wish to invest in the Fund directly may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at (877) 593-8637

Mail
Investors may send a check made payable to "Apex Mid Cap Growth Fund" along with a completed subscription order form to:
"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholders Services Inc.
1301 E. 9th Street, Suite 1005
Cleveland, OH 44114-1800

Checks are accepted subject to collection at full value in United States currency.

Bank Wire
To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at (877) 593-8637 and then instruct a member commercial bank to wire money immediately to:

          FIRSTAR BANK, N.A. Cinti/Trust
          ABA:  0420-0001-3
          Attn: The Apex Mid Cap Growth Fund
          DDA # 485812697
          Share Holder Account Number:  ___________________
          Share Holder Account Name:    ___________________
          SS# / Tax ID#:           _________________

The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds.

The Fund does charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., New York City time, on a Fund Business Day, will be treated as a Federal Funds payment received on that day.

Personal Delivery
Deliver a check made payable to "Apex Mid Cap Growth Fund" along with a completed subscription order form to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholders Services Inc.
1301 E. 9th Street, Suite 1005
Cleveland, OH 44114-1800

Electronic Funds Transfers (EFI), Preauthorized Credit and Direct Deposit Privilege
You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, Federal salary, social security, or certain veteran's, military or other payments from the Federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or Federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares
Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholders Services Inc.
1301 E. 9th Street, Suite 1005
Cleveland, OH 44114-1800

All payments should clearly indicate the shareholder's account number.

Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Reduction or Elimination of Sales Load
Volume Discounts. Volume discounts are provided if the total amount being invested in shares of the Portfolio reaches the levels indicated in the sales load schedule set forth under "Purchase of Shares" herein. Volume discounts are also available to investors making sufficient additional purchases of Portfolio shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares of the Portfolio worth $95,000 at the current net asset value and purchases an additional $5,000 worth of shares of the Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the sales load schedule set forth under "Purchase of Shares" herein.

Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by the Portfolio. Reinvestment will be made at net asset value (i.e., without the imposition of a sales load) on the day on which the dividend or distribution is payable.

Letter of Intent. Any investor may sign a Letter of Intent, available from the Distributor, stating an intention to make purchases of shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5.75% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Portfolio to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

Open-End Management Investment Company Shareholders. Shareholders of any open-end management investment company may utilize the net redemption or sales proceeds from the redemption or sale of such shares to purchase shares of the Portfolio at no sales load. Investment of the net redemption or sales proceeds into shares of the Portfolio must occur within 60 calendar days from the settlement date of such redemption or sale and must be supported by the documentation requested by the Distributor to provide evidence of said sale or redemption.

Employees of the Advisor and Distributor. Employees (and their immediate families) of Bhirud Associates, Inc. may purchase shares of the Portfolio at no sales load. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.

Purchases may be made at net asset value (without the imposition of a sales load) provided that such purchases are placed through a broker that maintains an account with the Fund and such purchases are made by the following:

Investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investments advisors or financial planners who place trades for their own accounts if the accounts are linked to the master accounts of such investment advisor or financial planner on the books and records of the broker or agent;

Retirement and deferred compensation plans, as well as trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts".

Investors may be charged a fee by their advisor or financial planner if they effect transaction in Fund shares through a broker or agent.

In addition to the above, a registered investment advisor may also purchase shares at net asset value directly from the Fund, provided they have on file with Bhirud Associates Inc., their SEC registration number and part II of their ADV form.

Redemption of Shares
A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 4:00 p.m., New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests
Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholders Services Inc.
1301 E. 9th Street, Suite 1005
Cleveland, OH 44114-1800

All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Telephone
The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. Telephone requests for redemptions may not exceed $25,000 per request per day. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Fund at (877) 593-8637, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 4:00 p.m., New York City time. If the redemption request is received after such time, proceeds are sent the next Fund Business Day. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted. Additional exceptions include any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder (other than those in an IRA) if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

Dividends and Distributions
Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional shares of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the stockholder makes no election the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Fund to distribute to its stockholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Dividends will normally be paid annually. Capital gains distributions, if any, will be made at least annually and usually at the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Retirement Plans
The Fund has available a form of individual retirement account ("IRA") for investment in the Fund's shares. In general, an individual can make an annual contribution to an IRA in an amount equal to the lesser of $2000 or 100% of the individual's earned income. In addition, in the case of a married couple filing a joint return, annual IRA contributions of up to $2000 can generally be made for each spouse, as long as the combined compensation of both spouses is at least equal to the contributed amounts. IRA contributions can, in general, be made to either traditional deductible IRAs, traditional non-deductible IRAs or nondeductible Roth IRAs, a new type of IRA established by the Taxpayer Relief Act of 1997. Contributions to a Roth IRA are not deductible, but qualified distributions from a Roth IRA are not includable in income or subject to the additional ten-percent tax on early withdrawals, if deemed a qualified distribution. A "qualified distribution" is a distribution that is made after the end of the five taxable year period beginning with the first day of the individual's taxable year in which the individual made a contribution to a Roth IRA, and which is made on or after the date in which the individual attains an age of 59 1/2, on or after the death of the individual or is attributable to the disability of the individual, or is a distribution for specified first-time home buyer expenses or certain education expenses.

Contributions to traditional deductible IRAs and Roth IRAs may be limited based on adjusted gross income levels. The ability of a person who is an active participant in an employer sponsored retirement plan to make deductible contributions to a regular IRA is phased out based on the individual's adjusted gross incomes. For 1999, the phase out occurs over a range of adjusted gross incomes from $51,000 to $61,000 on a joint return and $31,000 to $41,000 on a single return. The phase out range for a married individual who is not an active participant but whose spouse is an active participant is between $150,000 and $160,000.

The maximum annual contribution that can be made to a Roth IRA is also subject to phase out rules that apply to married individuals filing joint returns when adjusted gross income is between $150,000 and $160,000 and to single individuals when adjusted gross income is between $95,000 and $110,000.

For both traditional deductible IRAs and Roth IRAs, the phase out range for married individuals filing separate returns is from $0 to $10,000. Generally, there are penalties for premature distributions from an IRA before the attainment of age 59 1/2, except in the case of the participant's death or disability and certain other circumstances including first-time home buyer expenses and certain education expenses.

Fund shares may also be a suitable investment for assets of other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "Section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Fund. The minimum investment required to open an IRA is $250.

Tax Consequences
The Fund qualified for the fiscal year ended July 31,1999 and intends for each year thereafter to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company relieves the Fund of Federal income tax on investment company taxable income and net capital gains paid out to its stockholders. Distributions of investment company taxable income and net short-term capital gains are taxable to stockholders as ordinary income. Some corporate stockholders will be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held its stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. If a stockholder that sells shares held for six months or less received a distribution taxable as long-term capital gain, any loss realized on the sale of the shares would be a long-term capital loss to the extent of the distribution.

Any dividend or distribution received by a stockholder shortly after the purchase of shares of the Fund will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, the dividend or distribution is subject to tax even though they are, in effect, a return of capital.

The Fund is required by Federal law to withhold 31% of distributions and the proceeds of redemptions payable to stockholders who have failed to furnish the Fund with and certify the shareholder's correct social security or tax identification number and that the stockholder is not subject to 31% backup withholding for previous underreporting to the IRS.

The redemption of shares may result in the investor's receipt of more or less than the investor paid for its shares and, thus, in a taxable gain or loss to the investor.

An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.


                          The Apex Mid Cap Growth Fund

                                   PROSPECTUS

For More Information:
For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the
Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


 You can get free copies of Reports and SAI, prospectuses of Apex Mid cap Growth
                                    Fund, or
     request other information and discuss your questions about the Fund by contacting:

                             Bhirud Associates, Inc.
                                 Soundview Plaza
                              1266 East Main Street
                               Stamford, CT 06902

                             Telephone: 203 977 1521
                                Fax: 203 977 1525



You can review and obtain the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You may call 1-202-942-8090 for information on the operation of the Public Reference Room. You can get text-only copies:

 For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.
 For a fee, by electronic request at publicinfo@sec.gov.
 Free from the Commission's Website at http://www.sec.gov.




(Investment Company Act file no. 811-6680)